UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2020

LendingTree, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive	Charlotte	NC	28277
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TREE	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 10, 2020, LendingTree, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). The holders of an aggregate of 13,063,049 shares of the Company’s common stock were entitled to vote at the Annual Meeting and a total of 11,387,011 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy. The stockholders considered and voted on three proposals submitted for stockholder vote, each of which is described in detail in the Company’s 2020 proxy statement prepared for the Annual Meeting.

The following are the voting results on each matter submitted for stockholder vote at the Annual Meeting.

Proposal 1. Election of Directors

The following nominees for election to the board of directors were elected, each for a one-year term or until their successor has been duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Courtnee Chun	9,535,794	699,163	7,285	1,144,769
Gabriel Dalporto	10,203,982	31,157	7,103	1,144,769
Thomas M. Davidson, Jr.	10,183,648	51,443	7,151	1,144,769
Robin Henderson	10,160,037	74,984	7,221	1,144,769
Douglas Lebda	10,180,947	54,214	7,081	1,144,769
Steven Ozonian	9,699,141	536,007	7,094	1,144,769
Saras Sarasvathy	10,184,918	50,147	7,177	1,144,769
G. Kennedy Thompson	10,187,372	47,717	7,153	1,144,769
Jennifer Witz	10,196,925	38,059	7,258	1,144,769

Proposal 2. Advisory Vote to Approve Executive Compensation

The proposal to receive a non-binding advisory vote on executive compensation received the following votes:

For	Against	Abstain	Broker Non-Votes
7,333,194	2,455,576	453,472	1,144,769

Based on the votes set forth above, the stockholders advised that they were in favor of the named executive officer compensation set forth in the proxy statement.

Proposal 3. Ratification of Independent Registered Public Accounting Firm

The board of directors’ proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year was approved based on the following votes:

For	Against	Abstentions
11,272,971	106,079	7,961

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2020
LENDINGTREE, INC.

	By:	/s/ Ryan S. Quinn
Ryan S. Quinn
Senior Vice President, Co-General Counsel